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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 21, 2004


                         NORTHERN BORDER PARTNERS, L.P.
               (Exact name of Registrant as specified in charter)

             DELAWARE                            1-12202                        93-1120873
   (State or other jurisdiction          (Commission file number)            (I.R.S. employer
        of incorporation)                                                   identification no.)


          13710 FNB PARKWAY
           OMAHA, NEBRASKA                                                       68154-5200
(Address of principal executive offices)                                         (Zip Code)


       Registrant's telephone number, including area code: (402) 492-7300

                              ---------------------


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Northern Border Partners, L.P. is filing a copy of its press release dated May 21, 2004.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              99.1     Press Release, dated May 21, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHERN BORDER PARTNERS, L.P.
                                   (a Delaware limited partnership)


Date: May 21, 2004                 By:    /s/ Jerry L. Peters
                                       -----------------------------------------
                                   Name:  Jerry L. Peters
                                        ----------------------------------------
                                   Title: Chief Financial and Accounting Officer
                                         ---------------------------------------


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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press Release, dated May 21, 2004


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